[logo] PIONEER



Pioneer
Equity-Income
Fund

SEMIANNUAL REPORT 4/30/98

Table of Contents
--------------------------------------------------------------------------------



Letter from the Chairman                      1
Portfolio Summary                             2
Performance Update                            3
Portfolio Management Discussion               6
Schedule of Investments                       9
Financial Statements                         16
Notes to Financial Statements                22
Report of Independent Public Accountants     26
Results of Shareowner Meetings               27
Trustees, Officers and Service Providers     29

Pioneer Equity-Income Fund

LETTER FROM THE CHAIRMAN 4/30/98

Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to introduce this semiannual report for Pioneer Equity-Income Fund, covering the six months ended April 30, 1998. On behalf of your investment team, I thank you for your interest and this opportunity to comment on today's investing environment.

The United States' economic news continued to be positive, propelling our domestic stock market to yet another series of record highs. Large-capitalization stocks were the big winners, with the Dow Jones Industrial Average returning over 22% as concerns about the Asian financial crisis drew investors toward the safety of U.S. "blue chip" companies like those in your Fund.

We believe that using a solid value approach to choosing stocks - purchasing them at reasonable prices and holding them until we think they reach full value
- will help provide the best opportunity for positive long-term results. While it is impossible to predict the direction of the markets with any degree of certainty, the fact remains that large company stocks' record-breaking pace has pushed that group's average price-to-earnings ratio to an all-time high. The rest of the market, on the other hand, is trading at lower levels. It would not be surprising to see new trends emerge as investors search for more reasonable valuations. Since markets tend to run in cycles, we encourage you to speak with your investment professional about managing your risk by spreading your investments among different types of funds, including those that invest overseas or globally. Investors who maintain a diversified portfolio and a long-term perspective have the potential to weather any short-term risks the market may pose.

I encourage you to read on to learn more about Pioneer Equity-Income Fund. If you have questions, please contact your investment professional, or Pioneer at 1-800-225-6292.


Respectfully,

/s/ John F. Cogan, Jr.,

John F. Cogan, Jr.,
Chairman and President

Pioneer Equity-Income Fund

PORTFOLIO SUMMARY 4/30/98

P o r t f o l i o   D i v e r s i f i c a t i o n
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[pie chart]

U.S. Common Stocks 98.8%
U.S. Convertible Securities 0.7%
U.S. Preferred Stocks 0.2%
Short-Term Cash Equivalents 0.3%



S e c t o r   D i s t r i b u t i o n
--------------------------------------------------------------------------------
(As a percentage of equity holdings)


[pie chart]

Financial 22%
Communication Services 14%
Utilities 13%
Healthcare 11%
Basic Materials 9%
Consumer Cyclicals 7%
Consumer Staples 7%
Energy 7%
Technology 6%
Capital Goods 4%



1 0   L a r g e s t   H o l d i n g s
--------------------------------------------------------------------------------
(As a percentage of equity holdings)


  1. Schering-Plough Corp.       4.81%         6. Amoco Corp.                 2.33%
  2. SBC Communications, Inc.    2.76          7. May Department              2.13
                                                  Stores Co.
  3. Ameritech Corp.             2.75          8. Chrysler Corp.              2.03
  4. Ford Motor Co.              2.50          9. Eastman Kodak Co.           1.95
  5. American National           2.40         10. Old Kent Financial Corp.    1.93
     Insurance Co.


Fund holdings will vary for other periods.

Pioneer Equity-Income Fund

PERFORMANCE UPDATE 4/30/98                                       CLASS A SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  4/30/98         10/31/97
                            $ 28.28         $ 24.78

 Distributions per Share    Income          Short-Term          Long-Term
 (10/31/97- 4/30/98)        Dividends       Capital Gains       Capital Gains
                            $  0.248        $  0.089            $ 0.636



I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity-Income Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index.


[boxed table]
----------------------------------------

Average Annual Total Returns
(As of April 30, 1998)

                               Public
                Net Asset     Offering
 Period           Value       Price*
 Life-of-Fund   17.55%        16.66%
 (7/25/90)
 5 Years        17.93         16.54
 1 Year         39.97         31.94

----------------------------------------

* Reflects deduction of the maximum
5.75% sales charge at the beginning of
the period and assumes reinvestment
of distributions at net asset value.


[mountain chart]
Growth of $10,000

               Pioneer Equity-Income         Standard & Poor's
               Fund*                         500 Index
7/25/90        9425                          10000
               8160                          8597
               9913                          10794
               11025                         11477
4/92           11947                         12311
               12848                         12616
               14517                         13446
               15509                         14494
4/94           15111                         14162
               15523                         15055
               16234                         16628
               18552                         19023
4/96           20518                         21639
               21433                         23593
               23654                         27073
               27948                         31168
4/98           33109                         38170


The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Equity-Income Fund
PERFORMANCE UPDATE 4/30/98                                       CLASS B SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  4/30/98         10/31/97
                            $ 28.09         $ 24.63

 Distributions per Share    Income          Short-Term          Long-Term
 (10/31/97- 4/30/98)        Dividends       Capital Gains       Capital Gains
                            $  0.161        $  0.089            $ 0.636


I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity-Income Fund, compared to the growth of the Standard & Poor's 500 Index.


[boxed table]
----------------------------------------

 Average Annual Total Returns
 (As of April 30, 1998)

                  If            If
 Period          Held       Redeemed*
 Life-of-Fund   21.39%      21.12%
 (4/4/94)
 1 Year         38.89       34.89


----------------------------------------
* Reflects deduction of the maximum
  applicable contingent deferred sales
  charge (CDSC) at the end of the
  period and assumes reinvestment
  of distributions. The maximum CDSC
  of 4% declines over six years.



[mountain chart]
Growth of $10,000

               Pioneer Equity-Income         Standard & Poor's
               Fund*                         500 Index
4/94           10000                         10000
               10343                         10273
               10666                         10521
               10593                         10921
4/95           10436                         10956
               11036                         12062
               12072                         13259
               12575                         13800
4/96           13678                         15181
               13854                         15697
               13330                         15443
               14416                         17115
4/97           15614                         19176
               15846                         19639
               18565                         23490
               18646                         22610
               20258                         24332
4/98           21809                         27689


The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Equity-Income Fund

PERFORMANCE UPDATE 4/30/98                                       CLASS C SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  4/30/98         10/31/97
                            $ 28.06         $ 24.61

 Distributions per Share    Income          Short-Term          Long-Term
 (10/31/97- 4/30/98)        Dividends       Capital Gains       Capital Gains
                            $  0.160        $  0.089            $ 0.636


I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity-Income Fund, compared to the growth of the Standard & Poor's 500 Index.


[boxed table]
-------------------------------------

 Average Annual Total Returns
 (As of April 30, 1998)

                  If            If
 Period          Held       Redeemed*
 Life-of-Fund   23.49%      23.49%
 (1/31/96)
 1 Year         38.88       38.88

-------------------------------------
* Assumes reinvestment of distributions.
  The 1% contingent deferred sales charge
  (CDSC) applies to investments sold
  within one year of purchase.



[mountain chart]
Growth of $10,000

               Pioneer Equity-Income         Standard & Poor's
               Fund*                         500 Index
1/96           10000                         10000
4/96           10133                         10340
               9745                          10172
10/96          10534                         11274
               11405                         12632
4/97           11575                         12937
               13563                         15473
10/97          13622                         14894
               14795                         16028
4/98           16075                         18240


The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Equity-Income Fund

PORTFOLIO MANAGEMENT DISCUSSION 4/30/98

Dear Shareowner,
--------------------------------------------------------------------------------


We are pleased to report Pioneer Equity-Income Fund's continued success as we hit the midpoint of its ninth fiscal year. While the stock market in the United States has not gone up in a straight line in recent months, it has gone up, and so has the Fund's share price.

For the six months ended April 30, 1998, the Fund delivered total returns of 18.46% for Class A Shares, 18.03% for Class B Shares and 18.00% for Class C Shares - all at net asset value. These returns were ahead of the average equity-income fund's return of 16.30%. (Lipper Analytical Services, Inc., an independent mutual fund research firm, tracked 214 funds for the six months.) Looking at the past 12 months, the Fund's returns earned it a place among the top 16% of similar funds. (Of 197 funds, Class A Shares ranked 23, Class B, 30 and Class C, 31.)*


Dividends Are Still Important, although Not Very Popular

In the three months ended April 30, 1998, however, the Fund's performance lost some of its momentum, and its portfolio of dividend-paying stocks lagged the broader market. In general, the strength in the stock market has been concentrated in "growth" names, and dividends have appeared to be of scant interest to investors. We find that dividends can provide a useful buffer during rough periods for stocks, and we always view a lack of emphasis on them by investors as a sign of diminished caution.

Going back through American financial history, one learns that dividends were frequently much more highly prized than they are today. In the 1800s, for instance, when equity prices were not always so easy to determine and transactions were sometimes difficult to undertake, the cash that companies returned to stockholders in the form of dividends was regarded as the surest kind of return. In this century, too, over some long stretches when share prices have been relatively flat or directionless -

--------------------------------------------------------------------------------
* Lipper Analytical Services, an independent research organization, ranks funds according to total return performance. Rankings vary over time and do not reflect the effects of sales charges. For the three- and five-year periods, the Fund's Class A Shares ranked 32 and 42 of 130 and 68 funds, respectively. Past performance does not guarantee future results.

Pioneer Equity-Income Fund



for example between the late 1920s and the early 1940s and between the late 1960s and early 1980s - investors have regarded dividends favorably. The dividend yield on the Standard & Poor's 500 Index today is at an all-time low of 1.41%; when your Fund was introduced in 1990, it was 3.28%. We do not know where yields will go from here, but we intend to continue our emphasis on strong dividend-payers. It is part of our discipline not to abandon caution.


The Trend toward Consolidation

Everyone who follows the stock market will certainly have taken note of the large number of mergers and acquisitions. Companies in the United States and Europe have been bitten by the consolidation bug. Consultants, investment bankers and economic commentators alike have counseled companies to "bulk up" in their basic business or combine with companies having similar kinds of products that might then be "cross sold." To date, this trend has translated into big gains for your Fund.

The financial services sector has seen an especially large number of such mergers, but many other industries have also been affected - automobiles, telecommunications, electric utilities, entertainment, transportation, oil and gas. Your Fund has significant investments in most of these industries; a number of holdings are, in fact, merged entities. Bell Atlantic, for example, combines the former Bell Atlantic and Nynex, and SBC Communications joins the former Southwestern Bell with Pacific Telesis. The portfolio received shares of Kinder Morgan Energy Partners when it acquired Santa Fe Pacific Pipeline Partners. Most recently, First Union absorbed CoreStates Financial in exchange for stock. Portfolio companies Chrysler, H.F. Ahmanson, Mercantile Stores, Ameritech and DQE have all received merger proposals. In fact, offers for Ameritech and DQE have come from other companies in the portfolio (SBC Communications and Allegheny Energy, respectively).

Years down the road mergers sometimes unwind, often helping boost stock prices when investors perceive that the change will increase profitability. E.I. DuPont de Nemours has just announced that it will begin the process of "spinning off" its Conoco oil-and-gas subsidiary. Pepsico has already done that with its restaurant operations, and Ford has distributed shares of Associates First Financial. Little is "permanent" in the business world; change is usually the norm. The magnitude and intensity of present-day corporate transactions are remarkable, however, by any standards. For us as investment analysts, the challenge is to look at each transaction closely and

Pioneer Equity-Income Fund



decide whether it creates the potential for additional value in our portfolio. The market pitches opportunities at us on almost a daily basis, it seems, and we have to choose, and fairly quickly, which ones to swing at.


The Portfolio at Midyear

Recent portfolio activity included two initial purchases and two liquidations. Mellon Bank is a strong presence in "fee-based" financial services including mutual funds, pension funds and shareholder services, as well as a good operator in commercial and retail banking. Its returns on equity are high. Johnson & Johnson is one of the oldest and most diversified pharmaceutical, hospital-supply and consumer-healthcare products companies. Known universally for its baby powders and Band-Aids, Johnson & Johnson has also paid dividends regularly for many decades. In the case of the positions sold, Borden Chemicals & Plastics and Peoples Energy, we could no longer feel confident in their prospects relative to alternative investments. On a sector basis, we made few adjustments over the period. The portfolio remains well diversified, and our emphasis on telecommunications is still in place, having generated good results to date.


Saddling Up and Moving Out

Knowing the future would not, we think, be an unalloyed benefit in investing, popular views notwithstanding. Events are predicted everyday, but reactions to them can be very surprising. Thus, we could know what will happen without knowing the repercussions, and investment opportunities and difficulties often lie in the repercussions. We always take our cues from the companies themselves. We look at what they are doing with their capital-spending and research-and-development dollars, and we are always looking for evidence of change, tangible signs of new development and real commitments to futuristic concepts. We prefer to invest in companies that are themselves investing. This is our basic task, and this is how we believe we can help you meet your long-term goals.

We are grateful for your continued support. Please get in touch at any time with questions or comments.


Respectfully,

/s/ John A. Carey

John A. Carey,
Portfolio Manager

Pioneer Equity-Income Fund

SCHEDULE OF INVESTMENTS 4/30/98



  Principal
    Amount                                                                      Value
                INVESTMENT IN SECURITIES - 99.7%
                CONVERTIBLE CORPORATE BOND - 0.2%
$1,250,000      Phototronics Inc., 6.0%, 6/1/04                          $  1,859,825
                                                                         ------------
                Total Convertible Corporate Bond
                (Cost $1,250,000)                                        $  1,859,825
                                                                         ------------
  Shares
                PREFERRED STOCKS - 0.7%
    15,300      Airtouch Communications, Inc., 4.25%, 8/16/16
                   (Convertible)                                         $  1,175,231
    22,200      Lakehead Pipe Line Partners, L.P.                           1,037,850
    51,500      Lomak Petroleum, 5.75%, 11/1/27 (144A) (Convertible)        2,198,432
    20,000      The Rouse Co., $3.00 (Series B) (Convertible)               1,000,000
       500      Sprint Corp., 8.25%, 3/31/00 (Convertible)                     30,563
                                                                         ------------
                Total Preferred Stocks
                (Cost $5,153,452)                                        $  5,442,076
                                                                         ------------
                COMMON STOCKS - 98.8%
                Basic Materials - 8.7%
                Aluminum - 0.4%
    44,000      Aluminum Company of America                              $  3,410,000
                                                                         ------------
                Chemicals - 3.5%
   116,000      Dow Chemical Co.                                         $ 11,215,750
   133,000      E.I. du Pont de Nemours and Co.                             9,684,063
   135,000      Eastman Chemical Co.                                        9,281,250
                                                                         ------------
                                                                         $ 30,181,063
                                                                         ------------
                Chemicals (Diversified) - 1.1%
   179,224      ARCO Chemical Inc.                                       $  9,521,275
                                                                         ------------
                Chemicals (Specialty) - 0.4%
    82,300      Nalco Chemical Co.                                       $  3,271,425
                                                                         ------------
                Paper & Forest Products - 0.4%
    91,400      Mead Corp.                                               $  3,164,725
                                                                         ------------
                Iron & Steel - 1.3%
    13,800      Great Northern Iron Ore Properties                       $    759,000
   523,405      Roanoke Electric Steel Corp.                               10,598,951
                                                                         ------------
                                                                         $ 11,357,951
                                                                         ------------


The accompanying notes are an integral part of these financial statements.    9

Pioneer Equity-Income Fund

SCHEDULE OF INVESTMENTS 4/30/98                                    (continued)



  Shares                                                    Value
            Metals & Mining - 1.6%
201,600     Phelps Dodge Corp.                       $ 13,532,400
                                                     ------------
            Total Basic Materials                    $ 74,438,839
                                                     ------------
            Capital Goods - 3.8%
            Electrical Equipment - 0.5%
 46,900     Hubbell, Inc. (Class B)                  $  2,312,756
 28,800     Thomas & Betts Corp.                        1,681,200
                                                     ------------
                                                     $  3,993,956
                                                     ------------
            Machinery (Diversified) - 1.7%
506,457     The Gorman-Rupp Co.+                     $ 10,192,447
115,200     The Timken Co.                              4,600,800
                                                     ------------
                                                     $ 14,793,247
                                                     ------------
            Manufacturing (Diversified) - 0.8%
117,800     Johnson Controls, Inc.                   $  6,994,375
                                                     ------------
            Manufacturing (Specialized) - 0.8%
166,150     Diebold, Inc.                            $  6,812,150
                                                     ------------
            Total Capital Goods                      $ 32,593,728
                                                     ------------
            Communications Services - 13.9%
            Telecommunications - 1.2%
  5,000     AT&T Corp.                               $    300,313
145,000     Sprint Corp.                                9,905,313
                                                     ------------
                                                     $ 10,205,626
                                                     ------------
            Telephone - 12.7%
275,500     Aliant Communications, Inc.              $  7,817,313
548,700     Ameritech Corp.                            23,354,044
156,712     Bell Atlantic Corp.                        14,662,367
163,200     BellSouth Corp.                            10,475,400
275,700     GTE Corp.                                  16,111,219
566,000     SBC Communications, Inc.                   23,453,625
239,877     U.S. West Communication Group              12,653,512
                                                     ------------
                                                     $108,527,480
                                                     ------------
            Total Communications Services            $118,733,106
                                                     ------------
            Consumer Cyclicals - 7.5%
            Automobiles - 4.5%
430,300     Chrysler Corp.                           $ 17,292,681
463,800     Ford Motor Co.                             21,247,838
                                                     ------------
                                                     $ 38,540,519
                                                     ------------


10    The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund



Shares                                                       Value
             Publishing - 0.7%
  80,000     The McGraw-Hill Co., Inc.                $  6,195,000
                                                      ------------
             Retail (Department Stores) - 2.3%
 294,000     May Department Stores Co.                $ 18,136,125
  19,000     Mercantile Stores Co., Inc.                 1,388,187
                                                      ------------
                                                      $ 19,524,312
                                                      ------------
             Total Consumer Cyclicals                 $ 64,259,831
                                                      ------------
             Consumer Staples - 7.0%
             Beverages - 0.1%
   9,000     Pepsico, Inc.                            $    357,187
                                                      ------------
             Entertainment - 1.6%
 531,200     Cedar Fair, L.P.                         $ 14,076,800
                                                      ------------
             Food - 4.3%
 271,800     BestFoods                                $ 14,915,025
 138,000     General Mills, Inc.                         9,323,625
 157,750     H.J. Heinz Co.                              8,597,375
  60,000     Sara Lee Corp.                              3,573,750
                                                      ------------
                                                      $ 36,409,775
                                                      ------------
             Household Products - 1.0%
  28,000     Colgate-Palmolive Co.                    $  2,511,250
 114,000     Kimberly Clark Corp.                        5,785,500
                                                      ------------
                                                      $  8,296,750
                                                      ------------
             Total Consumer Staples                   $ 59,140,512
                                                      ------------
             Energy - 6.7%
             Oil (Domestic Integrated) - 1.0%
 110,000     Atlantic Richfield Co.                   $  8,580,000
                                                      ------------
             Oil (International Integrated) - 5.7%
 447,000     Amoco Corp.                              $ 19,779,750
 187,500     Chevron Corp.                              15,503,906
  74,000     Exxon Corp.                                 5,397,375
 101,000     Mobil Corp.                                 7,979,000
                                                      ------------
                                                      $ 48,660,031
                                                      ------------
             Total Energy                             $ 57,240,031
                                                      ------------


The accompanying notes are an integral part of these financial statements.   11

Pioneer Equity-Income Fund

SCHEDULE OF INVESTMENTS 4/30/98                                    (continued)



Shares                                                     Value
            Financial - 22.2%
            Banks (Major Regional) - 4.1%
268,300     The Bank of New York Co., Inc.          $ 15,846,469
206,550     First Union Corp.                         12,470,456
 42,800     Mellon Bank Corp.                          3,081,600
 52,000     National City Corp.                        3,601,000
                                                    ------------
                                                    $ 34,999,525
                                                    ------------
            Banks (Regional) - 4.7%
607,500     First Security Corp.                    $ 14,883,750
250,000     First Tennessee National Corp.             8,609,375
422,484     Old Kent Financial Corp.                  16,424,065
                                                    ------------
                                                    $ 39,917,190
                                                    ------------
            Financial (Diversified) - 2.2%
121,555     Associates First Capital Corp.          $  9,086,237
312,023     The Rouse Co.                              9,633,710
                                                    ------------
                                                    $ 18,719,947
                                                    ------------
            Insurance (Life/Health) - 2.5%
188,700     American National Insurance Co.         $ 20,379,600
  5,000     AmerUs Life Holdings, Inc.                   160,000
 21,000     ReliaStar Financial Corp.                    958,125
                                                    ------------
                                                    $ 21,497,725
                                                    ------------
            Insurance (Property/Casualty) - 5.0%
170,100     Chubb Corp.                             $ 13,427,269
116,700     HSB Group, Inc.                            7,702,200
240,500     Safeco Corp.                              12,009,969
113,100     St. Paul Companies, Inc.                   9,585,225
                                                    ------------
                                                    $ 42,724,663
                                                    ------------
            Investment Management - 3.2%
232,600     Alliance Capital Management, L.P.       $  6,178,437
113,800     Eaton Vance Corp. (Non-voting)             5,576,200
201,000     T. Rowe Price Associates, Inc.            15,175,500
                                                    ------------
                                                    $ 26,930,137
                                                    ------------
            Savings & Loan Companies - 0.5%
  5,000     H.F. Ahmanson & Co.                     $    381,250
 69,000     Astoria Financial Corp.                    4,045,125
                                                    ------------
                                                    $  4,426,375
                                                    ------------
            Total Financial                         $189,215,562
                                                    ------------


12    The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund



Shares                                                                  Value
            Healthcare - 10.5%
            Healthcare (Diversified) - 5.4%
178,300     Abbott Laboratories                                  $ 13,038,187
 50,000     American Home Products Corp.                            4,656,250
100,000     Bristol-Myers Squibb Co.                               10,587,500
 40,000     Johnson & Johnson                                       2,855,000
 80,000     Warner-Lambert Co.                                     15,135,000
                                                                 ------------
                                                                 $ 46,271,937
                                                                 ------------
            Healthcare (Drugs/Major Pharmaceuticals) - 4.8%
510,800     Schering-Plough Corp.                                $ 40,927,850
                                                                 ------------
            Healthcare (Medical Products/Supplies) - 0.3%
 34,000     Becton, Dickinson & Co.                              $  2,367,250
                                                                 ------------
            Total Healthcare                                     $ 89,567,037
                                                                 ------------
            Technology - 5.9%
            Communications Equipment - 0.6%
110,000     Harris Corp.                                         $  5,321,250
                                                                 ------------
            Computer (Hardware) - 2.2%
210,600     Hewlett-Packard Co.                                  $ 15,860,812
 23,000     IBM, Corp.                                              2,665,125
                                                                 ------------
                                                                 $ 18,525,937
                                                                 ------------
            Equipment (Semiconductors) - 1.2%
497,000     Helix Technology Corp.                               $  9,940,000
                                                                 ------------
            Photography/Imaging - 1.9%
230,000     Eastman Kodak Co.                                    $ 16,603,125
                                                                 ------------
            Total Technology                                     $ 50,390,312
                                                                 ------------
            Utilities - 12.6%
            Electric Companies - 5.6%
296,200     Allegheny Energy, Inc.                               $  9,071,125
436,500     Baltimore Gas & Electric Co.                           13,749,750
  5,000     Boston Edison Co.                                         203,750
345,450     DPL, Inc.                                               6,282,872
200,000     DQE, Inc.                                               6,875,000
134,100     DTE Energy Co.                                          5,255,044
215,000     Kansas City Power & Light Co.                           6,396,250
                                                                 ------------
                                                                 $ 47,833,791
                                                                 ------------


The accompanying notes are an integral part of these financial statements.   13

Pioneer Equity-Income Fund

SCHEDULE OF INVESTMENTS 4/30/98                                    (continued)



Shares                                                            Value
            Natural Gas - 6.5%
100,600     Buckeye Partners, L.P.                         $  2,904,825
190,750     Consolidated Natural Gas Co.                     10,968,125
190,000     El Paso Natural Gas Co.                           7,018,125
 60,000     Equitable Resources, Inc.                         1,950,000
110,950     Indiana Energy, Inc.                              3,494,925
116,700     KeySpan Energy Corp.                              3,982,387
 60,882     Kinder Morgan Energy Partners, L.P.               2,187,947
174,800     NICOR, Inc.                                       7,155,875
119,500     Public Service Co. of North Carolina, Inc.        2,449,750
223,300     Questar Corp.                                     9,685,637
 80,000     Sonat, Inc.                                       3,550,000
                                                           ------------
                                                           $ 55,347,596
                                                           ------------
            Water Utility - 0.5%
150,400     American Water Works Co., Inc.                 $  4,502,600
                                                           ------------
            Total Utilities                                $107,683,987
                                                           ------------
            Total Common Stocks
            (Cost $548,665,831)                            $843,262,945
                                                           ------------
            TOTAL INVESTMENT IN SECURITIES
            (Cost $555,069,283)                            $850,564,846
                                                           ------------




  Principal
    Amount
                TEMPORARY CASH INVESTMENT - 0.3%
                Commercial Paper - 0.3%
$2,824,000      Household Finance Corp., 5.51%, 5/1/98     $  2,824,000
                                                           ------------
                TOTAL TEMPORARY CASH INVESTMENT
                (Cost $2,824,000)                          $  2,824,000
                                                           ------------
                TOTAL INVESTMENT IN SECURITIES AND
                TEMPORARY CASH INVESTMENT - 100%
                (Cost $557,893,283)(a)                     $853,388,846
                                                           ------------



   + Investment held by Fund representing 5% or more of the outstanding voting stock of such company.


144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 1998, the value of these securities amounted to $2,198,432 or 0.3% of total net assets.



14    The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund



(a) At April 30, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $557,893,283 was as follows:





    Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                      $296,295,113
    Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                          (799,550)
                                                                     ------------
    Net unrealized gain                                              $295,495,563
                                                                     ------------



Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 1998, aggregated $87,672,520 and $18,541,230, respectively.



The accompanying notes are an integral part of these financial statements.   15

Pioneer Equity-Income Fund

BALANCE SHEET 4/30/98



ASSETS:
  Investment in securities, at value (including temporary cash investment
    of $2,824,000) (cost $557,893,283)                                        $853,388,846
  Cash                                                                                 771
  Receivables -
   Fund shares sold                                                              3,719,329
   Dividends and interest                                                        1,728,294
  Other                                                                              3,310
                                                                              ------------
    Total assets                                                              $858,840,550
                                                                              ------------
LIABILITIES:
  Payables -
   Fund shares repurchased                                                    $    584,054
  Due to affiliates                                                                865,051
  Accrued expenses                                                                  84,452
                                                                              ------------
    Total liabilities                                                         $  1,533,557
                                                                              ------------
NET ASSETS:
  Paid-in capital                                                             $559,838,023
  Accumulated undistributed net investment income                                2,207,562
  Distributions in excess of net realized gain on investments                     (234,155)
  Net unrealized gain on investments                                           295,495,563
                                                                              ------------
    Total net assets                                                          $857,306,993
                                                                              ------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $570,924,218/20,191,582 shares)                           $      28.28
                                                                              ------------
  Class B (based on $266,062,942/9,470,324 shares)                            $      28.09
                                                                              ------------
  Class C (based on $20,319,833/724,243 shares)                               $      28.06
                                                                              ------------
MAXIMUM OFFERING PRICE:
  Class A                                                                     $      30.01
                                                                              ------------



16    The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund

STATEMENT OF OPERATIONS

For the Six Months Ended 4/30/98



INVESTMENT INCOME:
  Dividends                                                 $10,944,341
  Interest                                                      149,781
                                                            -----------
    Total investment income                                                   $ 11,094,122
                                                                              ------------
EXPENSES:
  Management fees                                           $ 2,218,291
  Transfer agent fees
   Class A                                                      370,904
   Class B                                                      186,508
   Class C                                                       17,354
  Distribution fees
   Class A                                                      634,720
   Class B                                                    1,160,561
   Class C                                                       78,916
  Accounting                                                     34,121
  Custodian fees                                                 40,783
  Registration fees                                              50,016
  Professional fees                                              21,261
  Printing                                                       24,080
  Fees and expenses of nonaffiliated trustees                     7,155
  Miscellaneous                                                  20,091
                                                            -----------
    Total expenses                                                            $  4,864,761
    Less fees paid indirectly                                                      (47,487)
                                                                              ------------
    Net expenses                                                              $  4,817,274
                                                                              ------------
     Net investment income                                                    $  6,276,848
                                                                              ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                            $    578,234
  Change in net unrealized gain on investments                                 119,071,862
                                                                              ------------
   Net gain on investments                                                    $119,650,096
                                                                              ------------
   Net increase in net assets resulting from operations                       $125,926,944
                                                                              ------------



The accompanying notes are an integral part of these financial statements.   17

Pioneer Equity-Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended 4/30/98 and the Year Ended 10/31/97



                                                             Six Months
                                                               Ended            Year Ended
                                                              4/30/98            10/31/97
FROM OPERATIONS:
Net investment income                                      $  6,276,848        $ 11,397,594
Net realized gain on investments                                578,234          19,772,281
Change in net unrealized gain on investments                119,071,862         116,333,355
                                                           ------------        ------------
  Net increase in net assets resulting from operations     $125,926,944        $147,503,230
                                                           ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.25 and $0.50 per share, respectively)        $ (4,738,878)       $ (8,790,651)
  Class B ($0.16 and $0.33 per share, respectively)          (1,402,394)         (2,466,847)
  Class C ($0.16 and $0.33 per share, respectively)             (94,566)           (116,752)
Net realized gain:
  Class A ($0.73 and $0.95 per share, respectively)         (13,377,839)        (15,676,400)
  Class B ($0.73 and $0.95 per share, respectively)          (6,017,168)         (6,437,316)
  Class C ($0.73 and $0.95 per share, respectively)            (384,858)           (212,007)
                                                           ------------        ------------
   Total distributions to shareholders                     $(26,015,703)       $(33,699,973)
                                                           ------------        ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $150,665,049        $149,366,290
Reinvestment of distributions                                24,054,494          31,076,966
Cost of shares repurchased                                  (83,307,959)       (103,447,399)
                                                           ------------        ------------
  Net increase in net assets resulting from fund
    share transactions                                     $ 91,411,584        $ 76,995,857
                                                           ------------        ------------
  Net increase in net assets                               $191,322,825        $190,799,114
NET ASSETS:
Beginning of period                                         665,984,168         475,185,054
                                                           ------------        ------------
End of period (including accumulated undistributed net
  investment income of $2,207,562 and $2,166,552,
  respectively)                                            $857,306,993        $665,984,168
                                                           ------------        ------------




                                 '98 Shares      '98 Amount      '97 Shares   '97 Amount
CLASS A
Shares sold                         3,694,843    $ 99,036,735     3,879,341   $87,709,414
Reinvestment of distributions         664,288      17,057,651     1,117,055    22,915,378
Less shares repurchased            (2,423,406)    (64,844,535)   (3,257,004)  (73,268,206)
                                   ----------    ------------    ----------   ------------
  Net increase                      1,935,725    $ 51,249,851     1,739,392   $37,356,586
                                   ----------    ------------    ----------   ------------
CLASS B
Shares sold                         1,684,393    $ 44,995,113     2,439,283   $54,427,605
Reinvestment of distributions         260,053       6,616,672       391,406     7,922,751
Less shares repurchased              (647,915)    (17,400,809)   (1,304,045)  (29,250,894)
                                   ----------    ------------    ----------   ------------
  Net increase                      1,296,531    $ 34,210,976     1,526,644   $33,099,462
                                   ----------    ------------    ----------   ------------
CLASS C
Shares sold                           247,839    $  6,633,201       325,018   $ 7,229,271
Reinvestment of distributions          14,933         380,171        11,617       238,837
Less shares repurchased               (39,275)     (1,062,615)      (40,498)     (928,299)
                                   ----------    ------------    ----------   ------------
  Net increase                        223,497    $  5,950,757       296,137   $ 6,539,809
                                   ----------    ------------    ----------   ------------


18    The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund

FINANCIAL HIGHLIGHTS 4/30/98


                                                          Six Months
                                                            Ended          Year Ended
                                                           4/30/98          10/31/97
CLASS A
Net asset value, beginning of period                     $   24.78         $  20.37
                                                         ----------        --------
Increase (decrease) from investment operations:
 Net investment income                                   $    0.24         $   0.50
 Net realized and unrealized gain (loss) on
 investments                                                  4.24             5.36
                                                         ----------        --------
  Net increase from investment operations                $    4.48         $   5.86
Distributions to shareholders:
 Net investment income                                       (0.25)           (0.50)
 Net realized gain                                           (0.73)           (0.95)
                                                         ----------        ----------
Net increase (decrease) in net asset value               $    3.50         $   4.41
                                                         ----------        ----------
Net asset value, end of period                           $   28.28         $  24.78
                                                         ----------        ----------
Total return*                                                18.46%           30.40%
Ratio of net expenses to average net assets                   1.03%**+         1.11%+
Ratio of net investment income to average net
 assets                                                       1.90%**+         2.22%+
Portfolio turnover rate                                          5%**            18%
Average brokerage commission per share                   $  0.0587         $ 0.0583
Net assets, end of period (in thousands)                 $ 570,924         $452,300
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                 1.02%**          1.10%
 Net investment income                                        1.91%**          2.23%


                                                       Year Ended    Year Ended   Year Ended   Year Ended
                                                        10/31/96      10/31/95     10/31/94     10/31/93
CLASS A
Net asset value, beginning of period                   $  18.22      $  16.16     $  16.92    $  14.56
                                                       --------       -------      -------     --------
Increase (decrease) from investment operations:
 Net investment income                                 $   0.55      $   0.54     $   0.55    $   0.50
 Net realized and unrealized gain (loss) on
 investments                                               2.24          2.45        (0.54)       2.46
                                                       --------       -------      --------    --------
  Net increase from investment operations              $   2.79      $   2.99     $   0.01    $   2.96
Distributions to shareholders:
 Net investment income                                    (0.50)        (0.53)       (0.54)      (0.50)
 Net realized gain                                        (0.14)        (0.40)       (0.23)      (0.10)
                                                       ----------     -------      --------    --------
Net increase (decrease) in net asset value             $   2.15      $   2.06     $  (0.76)   $   2.36
                                                       ----------     -------      --------    --------
Net asset value, end of period                         $  20.37      $  18.22     $  16.16    $  16.92
                                                       ----------     -------      --------    --------
Total return*                                             15.53%        19.51%        0.09%      20.71%
Ratio of net expenses to average net assets                1.19%+        1.29%+       1.24%       1.33%
Ratio of net investment income to average net
 assets                                                    2.85%+        3.26%+       3.43%       3.20%
Portfolio turnover rate                                      47%           13%          27%         14%
Average brokerage commission per share                 $ 0.0585             -            -           -
Net assets, end of period (in thousands)               $336,384      $249,981     $175,943    $143,025
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                              1.18%         1.27%           -           -
 Net investment income                                     2.86%         3.28%           -           -



 *Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**Annualized.
 +Ratios assuming no reduction for fees paid indirectly.



The accompanying notes are an integral part of these financial statements.   19

Pioneer Equity-Income Fund

FINANCIAL HIGHLIGHTS 4/30/98

                                                           Six Months
                                                             Ended          Year Ended
                                                            4/30/98          10/31/97
CLASS B
Net asset value, beginning of period                       $  24.63          $  20.26
                                                           ----------        --------
Increase from investment operations:
 Net investment income                                     $   0.15          $   0.33
 Net realized and unrealized gain on investments               4.20              5.32
                                                           ----------        --------
  Net increase from investment operations                  $   4.35          $   5.65
Distributions to shareholders:
 Net investment income                                        (0.16)            (0.33)
 In excess of net investment income                               -                 -
 Net realized gain                                            (0.73)            (0.95)
                                                           ----------        ---------
Net increase in net asset value                            $   3.46           $  4.37
                                                           ----------        ---------
Net asset value, end of period                             $  28.09           $ 24.63
                                                           ----------        ---------
Total return*                                                 18.03%            29.35%
Ratio of net expenses to average net assets                    1.80%**+          1.88%+
Ratio of net investment income to average net assets           1.12%**+          1.45%+
Portfolio turnover rate                                           5%**             18%
Average brokerage commission per share                     $ 0.0587          $ 0.0583
Net assets, end of period (in thousands)                   $266,063          $201,360
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                  1.78%**           1.87%
 Net investment income                                         1.14%**           1.46%


                                                         Year Ended    Year Ended     4/4/94 to
                                                          10/31/96      10/31/95      10/31/94
CLASS B
Net asset value, beginning of period                     $  18.15       $ 16.14      $  15.46
                                                         --------       -------      --------
Increase from investment operations:
 Net investment income                                   $   0.41       $  0.45      $   0.21
 Net realized and unrealized gain on investments             2.22          2.41          0.71
                                                         --------       -------      --------
  Net increase from investment operations                $   2.63       $  2.86      $   0.92
Distributions to shareholders:
 Net investment income                                      (0.38)        (0.45)        (0.21)
 In excess of net investment income                             -             -         (0.03)
 Net realized gain                                          (0.14)        (0.40)            -
                                                         ----------     -------      ---------
Net increase in net asset value                          $   2.11       $  2.01      $   0.68
                                                         ----------     -------      ---------
Net asset value, end of period                           $  20.26       $ 18.15      $  16.14
                                                         ----------     -------      ---------
Total return*                                               14.70%        18.64%         5.93%
Ratio of net expenses to average net assets                  1.95%+        2.02%+        1.92%**
Ratio of net investment income to average net assets         2.06%+        2.35%+        2.35%**
Portfolio turnover rate                                        47%           13%           27%
Average brokerage commission per share                   $ 0.0585             -             -
Net assets, end of period (in thousands)                 $134,657       $60,433      $ 12,663
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                1.94%         1.98%            -
 Net investment income                                       2.07%         2.39%            -



 *Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**Annualized.
 +Ratios assuming no reduction for fees paid indirectly.


20    The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund

FINANCIAL HIGHLIGHTS 4/30/98



                                                      Six Months
                                                        Ended            Year Ended        1/31/96 to
                                                       4/30/98            10/31/97          10/31/96
CLASS C
Net asset value, beginning of period                  $ 24.61            $ 20.25           $ 19.49
                                                      ---------          --------          ---------
Increase from investment operations:
 Net investment income                                $  0.14            $  0.32           $  0.27
 Net realized and unrealized gain on
   investments                                           4.20               5.32              0.76
                                                      ---------          --------          ---------
  Net increase from investment operations             $  4.34            $  5.64           $  1.03
Distributions to shareholders:
 Net investment income                                  (0.16)             (0.33)            (0.27)
 Net realized gain                                      (0.73)             (0.95)                -
                                                      ---------          ---------         ---------
Net increase in net asset value                       $  3.45            $  4.36           $  0.76
                                                      ---------          ---------         ---------
Net asset value, end of period                        $ 28.06            $ 24.61           $ 20.25
                                                      ---------          ---------         ---------
Total return*                                           18.00%             29.32%             5.34%
Ratio of net expenses to average net assets              1.85%**+           1.93%+            1.98%**+
Ratio of net investment income to average net
  assets                                                 1.05%**+           1.35%+            1.91%**+
Portfolio turnover rate                                     5%**              18%               47%
Average brokerage commission per share                $0.0587            $0.0583           $0.0585
Net assets, end of period (in thousands)              $20,320            $12,324           $ 4,144
Ratios assuming reduction for fees paid
  indirectly:
 Net expenses                                            1.83%**            1.91%             1.94%**
 Net investment income                                   1.07%**            1.37%             1.95%**



 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.   21

Pioneer Equity-Income Fund

NOTES TO FINANCIAL STATEMENTS 4/30/98


1. Organization and Significant Accounting Policies

Pioneer Equity-Income Fund (the Fund), one of three funds that composes Pioneer Growth Trust, is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Fund are current income and long-term growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A. Security Valuation

  Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities

Pioneer Equity-Income Fund



  that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

  Settlements from litigation and class action suits are recognized when the Fund acquires an enforceable right to such awards. Included in net realized gain from investments is $76,196 of class action settlements received by the Fund during the six months ended April 30, 1998.


B. Federal Income Taxes

  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

  The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.


C. Fund Shares

  The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $213,743 in underwriting commissions on the sale of fund shares during the six months ended April 30, 1998.


D. Class Allocations

  Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

Pioneer Equity-Income Fund

NOTES TO FINANCIAL STATEMENTS 4/30/98                              (continued)


  Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.


2.  Management Agreement

Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $300 million; 0.60% of the next $200 million; 0.50% of the next $500 million; and 0.45% of the excess over $1 billion.

Effective May 1, 1998, management fees are calculated at the annual rate of 0.60% of the Fund's average daily net assets up to $10 billion and 0.575% of the excess over $10 billion.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At April 30, 1998, $413,499 was payable to PMC related to management fees and certain other services.


3.  Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $109,002 in transfer agent fees payable to PSC at April 30, 1998.


4.  Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $342,550 in distribution fees payable to PFD at April 30, 1998.

Pioneer Equity-Income Fund



In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the six months ended April 30, 1998, CDSCs in the amount of $132,505 were paid to PFD.


5.  Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended April 30, 1998, the Fund's expenses were reduced by $47,487 under such arrangements.


6.  Line of Credit Facility

The Fund, along with certain others in the Pioneer Family of Funds (the "Funds"), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended April 30, 1998, there were no borrowings under this agreement.


7.  Affiliated Companies

The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of April 30, 1998:





                                            Dividend
Affiliates            Purchases   Sales     Income        Value
--------------------- ----------- ------- ----------- --------------
The Gorman-Rupp Co.      $   -     $   -   $141,808   $10,192,447

Pioneer Equity-Income Fund

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and the Board of Trustees of Pioneer Equity-Income Fund:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Equity-Income Fund (one of the portfolios constituting Pioneer Growth Trust) as of April 30, 1998, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Equity-Income Fund (of Pioneer Growth Trust) as of April 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP


Boston, Massachusetts
June 5, 1998

Pioneer Equity-Income Fund

RESULTS OF SHAREOWNER MEETINGS


On April 21, 1998, Pioneer Equity-Income Fund held a special meeting of shareowners. The following proposals were passed by shareowner vote. Here are the detailed results of the votes.

Proposal 1(b) - A new management contract with Pioneering Management
Corporation.



  Affirmative             Against              Abstain
12,342,073.544        2,553,113.461        1,438,172.480


Proposal 2 - Elect nine Trustees to serve on the Board of Trustees.



       Nominee                Affirmative           Withheld
Mary K. Bush                18,361,655.451        503,500.034
John F. Cogan, Jr.          18,385,433.187        479,722.298
Richard H. Egdahl, M.D.     18,398,609.132        466,546.353
Margaret B.W. Graham        18,380,108.006        485,047.479
John W. Kendrick            18,392,698.733        472,456.752
Marguerite A. Piret         18,394,622.984        470,532.501
David D. Tripple            18,387,384.359        477,771.126
Stephen K. West             18,407,770.302        457,385.183
John Winthrop               18,402,612.486        462,542.999



Proposal 4 - Approve an amendment to or elimination of the Funds' fundamental investment restrictions regarding:


Proposal 4a - Borrowing.



  Affirmative             Against              Abstain
13,174,128.400        1,447,782.366        1,711,448.719



Proposal 4b - Investment in voting securities of a single issuer.



  Affirmative             Against              Abstain
13,485,920.574        1,083,629.702        1,763,809.209



Proposal 4c - Shareholder approval for the modification of certain investment restrictions.



  Affirmative             Against              Abstain
13,645,103.669        1,056,168.994        1,632,086.822



Proposal 5 - Ratify the selection of Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending October 31, 1998.



  Affirmative            Against             Abstain
17,281,838.651        298,885.935        1,284,430.899

Pioneer Equity-Income Fund

RESULTS OF SHAREOWNER MEETINGS                                     (continued)


The remaining proposal up for shareowner approval, Proposal 3, has been adjourned to the shareowner meeting on June 18, 1998.

Proposal 3 - Allow the Fund to be reorganized as a separate Delaware business trust. Currently, Pioneer Growth Trust is registered as a single Massachusetts business trust with three funds, one of which is your Fund. As a separate Delaware business trust, the Fund and its shareowners could benefit from a decreased possibility of shareholder and trustee liability and various potential operating efficiencies all described in the Proxy Statement.

Pioneer Equity-Income Fund

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice
Margaret B.W. Graham                   President
John W. Kendrick                      John A. Carey, Vice President
Marguerite A. Piret                   William H. Keough, Treasurer
David D. Tripple                      Joseph P. Barri, Secretary
Stephen K. West
John Winthrop


Investment Adviser
Pioneering Management Corporation


Custodian
Brown Brothers Harriman & Co.


Independent Public Accountants
Arthur Andersen LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent

Pioneering Services Corporation

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292


FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321


Retirement plans information                                    1-800-622-0176


Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109


Our toll-free fax                                               1-800-225-4240


Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com





This report must be preceded or accompanied by a current
Fund prospectus.


[logo] PIONEER


Pioneer Funds Distributor, Inc.
60 State Street                       0698 - 5286
Boston, Massachusetts 02109           (C) Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                  [recycle symbol]Printed on Recycled Paper